ATLAS SECURITIZATION DEPOSITOR LLC ABS-15G

EXHIBIT 99.13

DUE DILIGENCE EXECUTIVE SUMMARY

ATLX 2024-RPL1

TABLE OF CONTENTS

I.	Residential RealEstate Review, Inc. Information

II.	Due Diligence Description of Services

III.	Summary of Findings and Conclusion of Review

a.	Compliance Summary

b.	Title Summary

c.	Data Integrity Summary

d.	Additional Loan Population Summary

RESIDENTIAL REALESTATE REVIEW, INC. (RRR) INFORMATION

RRR, headquartered in Salt Lake City, Utah, has been a trusted provider of due diligence, valuation, and collateral document services since its establishment in 1999. Initially founded to deliver high-quality Broker Price Opinions (BPOs) and due diligence for the servicing industry, RRR has developed its services to support loan servicing organizations, investors, portfolio managers, and default services providers involved in the packaging, sale, and securitization of residential mortgage loans. RRR prides itself on a culture of integrity, intelligence, intensity, and inclusion, offering services built on value, trust, and strong relationships. With a proven track record of quality and performance, RRR has solidified its reputation as a reliable partner in the industry.

RRR is a rating agency reviewed third-party due diligence provider by S&P Global, Fitch, KBRA(Kroll), and DBRS Morningstar.

DESCRIPTION OF SERVICES

(1) Type of assets that were reviewed.

Residential RealEstate Review, Inc. (“RRR”) performed certain due diligence services (the “Review”) described below on loans backed by residential properties acquired by Resi IA SPE, LLC., or an affiliate (collectively, the “Client”). The Review was conducted from May 2024 to August 2024 via files imaged and provided by the Client or its designee for review.

(2) Sample size of the assets reviewed.

During the course of the securitization evaluation process, the Client may have removed loans that were reviewed by RRR from the securitization for paid-in-full mortgage loans or other reasons that were not disclosed to RRR.

The mortgage loan review was broken down into the following review scopes:

●	Compliance Review:	1,145	Mortgage Loans

●	Payment History Review:	536	Mortgage Loans

●	Servicing Comment Review:	536	Mortgage Loans

●	Title/Tax/Lien Review:	3,598	Mortgage Loans

●	Data Integrity Review:	1,145	Mortgage Loans

(3) Determination of the sample size and computation.

The Review was conducted consistent with the criteria, as may be relevant for this securitization, for the NRSRO(s) identified in Item 3 of the ABS Due Diligence-15E.

(4) Quality or integrity of information or data about the assets: review and methodology.

RRR compared data fields on the data tape provided by the Client to the data found in the Loan file as captured during the Review. Additional detail can be found in the result summary for Data Integrity below.

1,146 LOAN POPULATION (16 Fields)

B1FirstName
B1LastName
B2FirstName
B2LastName
FirstPaymentDate
LoanAmount
LoanPurpose
MaturityDate
NoteDate
NoteType
Occupancy
PropertyAddress
PropertyCity
PropertyState
PropertyType
PropertyZipCode

(5) Origination of the assets and conformity to stated underwriting or credit extension guidelines, standards, criteria, or other requirements:

RRR was not engaged to perform a credit review for any of the mortgage loans in the population.

(6) Value of collateral securing the assets:

Not Applicable

(7) Compliance of the originator of the assets with federal, state, and local laws and regulations: review and methodology.

Please be advised that RRR did not determine as to whether the mortgage loans complied with federal, state, or local laws, constitutional provisions, regulations, or ordinances that are not expressly enumerated below. There can be no assurance that the Review uncovered all relevant factors relating to the origination of the mortgage loans, their compliance with applicable law and regulations and the original appraisals relating to the mortgaged properties or uncovered all relevant factors that could affect the future performance of the mortgage loans. Furthermore, the findings reached by RRR are dependent upon its receiving complete and accurate data regarding the mortgage loans from mortgage loan originators and other third parties upon which RRR is relying in reaching such findings.

With regard to TILA-RESPA Integrated Disclosure (“TRID”) testing, RRR implemented the TRID scope of review referenced within the Regulatory Compliance section (III) based on (i) the RMBS 4.0 TRID Compliance Review Scope published by the Structured Finance Industry Group (the "SFIG Compliance Review Scope") and (ii) outside counsel’s interpretations of the published regulations as of the date of review of each mortgage loan. RRR worked with outside counsel and continues to obtain updated interpretations relative to the informal guidance provided by the Consumer Financial Protection Bureau (“CFPB”) which has caused alterations in the review scope and severity of TRID related exceptions, including applicable cures. (This will continue as necessary as additional guidance becomes available, as well as any future rulemaking.) While RRR continues to make a good faith effort to identify material TRID exceptions and apply the appropriate grading, the implementation of new regulations (including TRID) that impact residential mortgages carries certain interpretive risk and continues to evolve, impacting the review scope and exception severity. RRR has worked closely with the NRSROs and the Client to disclose, as mutually agreed upon by the parties, the relevant exceptions per RRR’s suggested review implementation as reviewed by outside counsel; however, no assurances can be provided and/or are given that RRR has included within its Review all areas that may represent risk to the securitization trust, or that areas of risk identified by RRR will result in the potential level of risk indicated by an Event Level or NRSRO grade.

Please be further advised that RRR does not employ personnel who are licensed to practice law in the various jurisdictions, and the findings set forth in the reports prepared by RRR do not constitute legal advice or opinions. They are recommendations or conclusions based on information provided to RRR. Information contained in any RRR report related to the applicable statute of limitations for certain claims may not be accurate or reflect the most recent controlling case law. Further, a particular court in a particular jurisdiction may extend, not enforce, or otherwise allow claims beyond the statute of limitations identified in the report based on certain factors, including the facts and circumstances of an individual mortgage loan. All final decisions as to whether to purchase or enter into a transaction related to any individual mortgage loan or the mortgage loans in the aggregate, any investment strategy and any legal conclusions, including the potential liability related to the purchase or other transaction involving any such mortgage loan or mortgage loans, shall be made solely by the Client, or other agreed upon party, that has engaged RRR to prepare its reports pursuant to its instructions and guidelines. The Client, or other agreed upon party, acknowledges and agrees that the scoring models applied by RRR are designed to identify potential risk and the Client, or other agreed upon party, assumes sole responsibility for determining the suitability of the information for its particular use. RRR does not make any representation or warranty as to the value of any mortgage loan or mortgage loans collateral that has been reviewed by RRR.

Use of alternative data and documents: These are seasoned loans and wherever appropriate, alternative documentation was reviewed. For example, if no final HUD Settlement Statement or Truth in Lending Disclosure was present, preliminary HUD and/or TILA disclosures were reviewed.

RRR reviewed each residential mortgage loan to determine, as applicable, to the extent possible and subject to the caveats below, whether the mortgage loan complies with:

(I) Federal Truth in Lending Act (“TILA”), as implemented by Regulation Z, 12 C.F.R. Part 1026, as set forth below:

a)	Rescission (§1026.23):
i)	failure to provide the right of rescission notice;
ii)	failure to provide the right of rescission notice in a timely manner and to the correct consumer(s);
iii)	errors in the right of rescission notice;
iv)	failure to provide the correct form of right of rescission notice;
v)	failure to provide the three (3) business day rescission period;
vi)	any material disclosure violation on a rescindable mortgage loan that gives rise to the right of rescission under TILA, which means the required disclosures of the annual percentage rate, the finance charge, the amount financed, the total of payments, the payment schedule, the HOEPA disclosures, or those related to prepayment penalties on covered transactions; and
vii)	with respect to applicable exception remediation measures, confirm that a letter of explanation, a refund if applicable, new corrected material disclosures and a new notice of right to cancel was provided.
b)	TIL Disclosure (§§1026.17, 18 and 19) as applicable for loans with application dates prior to October 3, 2015:
i)	review and comparison of the initial and final TIL disclosures, and any re-disclosed TIL(s);
ii)	proper execution by all required parties;
iii)	principal and interest calculations, and proper completion of the interest rate and payment summary; and
iv)	timing of initial and re-disclosed TIL(s).
c)	Tolerances (§§1026.18, 22 and 23):
i)	inaccurate Annual Percentage Rate (APR) outside of applicable tolerance by comparing disclosed APR to re-calculated APR; and
ii)	inaccurate Finance Charge outside of applicable tolerance by comparing disclosed Finance Charge to re-calculated Finance Charge.
d)	High-cost Mortgage (§§1026.31, 32 and 33):
i)	points and fees threshold test;
ii)	APR threshold test;
iii)	prepayment penalty test; and
iv)	compliance with the disclosure requirements, limitation on terms and prohibited acts or practices in connection with a high-cost mortgage.
e)	Higher-priced Mortgage Loan (§1026.35):
i)	APR threshold test; and
ii)	compliance with the escrow account and appraisal requirements.
f)	With respect to brokered mortgage loans, the Prohibitions and Restrictions related to Loan Originator Compensation and Steering (§1026.36):
i)	review relevant documentation to determine if compensation to a Loan Originator was based on a term of the transaction;

ii)	review relevant document to determine if there was dual compensation; and
iii)	review the presence of the mortgage loan option disclosure and to determine if the Steering Safe Harbor provisions were satisfied.
(1)	Note: Where available, RRR reviewed the relevant documents in the mortgage loan file and, as necessary, attempted to obtain the mortgage loan originator compensation agreement and/or governing policies and procedures of the mortgage loan originator. In the absence of the mortgage loan originator compensation agreement and/or governing policies and procedures, RRR’s review was limited to formal general statements of entity compliance provided by the mortgage loan originator, if any. These statements, for example, were in the form of a letter signed by the seller correspondent/mortgage loan originator or representations in the mortgage loan purchase agreement between the Client and seller correspondent;
g)	Homeownership counseling (§1026.36):
i)	determine if the creditor obtained proof of homeownership counseling in connection with a mortgage loan to a first time homebuyer that contains a negative amortization feature.
h)	Mandatory Arbitration Clauses (§1026.36):
i)	determine if the terms of the mortgage loan require arbitration or any other non-judicial procedure to resolve any controversy or settle any claims arising out of the transaction.
i)	Prohibition on Financing Credit Insurance (§1026.36):
i)	determine if the creditor financed, directly or indirectly, any premiums or fees for credit insurance.
j)	Nationwide Mortgage Licensing System (NMLS) & Registry ID on Loan Documents (§1026.36):
i)	review for presence of mortgage loan originator organization and individual mortgage loan originator name and NMLSR ID, as applicable, on the credit application, note or mortgage loan contract, security instrument, Loan Estimate and Closing Disclosure; and
ii)	verify the data against the NMLSR database, as available.

(II) Federal Real Estate Settlement Procedures Act (“RESPA”), as implemented by Regulation X, 12 C.F.R. Part 1024, as set forth below:

a)	Good Faith Estimate (GFE) (§1024.7) as applicable for loans with application dates January 1, 2010 to October 3, 2015:
i)	confirm the presence of the current GFE form in effect at the time of origination;
ii)	verify GFE was provided to the borrower(s) within three (3) business days of application;
iii)	verify all sections of the GFE were accurately completed and that information was reflected in the appropriate locations;
iv)	determine whether a valid and properly documented changed circumstance accompanies any changes to mortgage loan terms and/or fees on any revised GFEs over the applicable tolerance(s); and
v)	confirm the presence of a settlement service provider list, as applicable.
b)	Final HUD-1/A Settlement Statement (HUD) (§1024.8) as applicable for loans with application dates prior to October 3, 2015:
i)	confirm current applicable HUD form was provided;
ii)	determination that the mortgage loan file contains the final HUD;
iii)	escrow deposit on the final HUD matches the initial escrow statement amount; and
iv)	verify all sections of the final HUD were accurately completed and that information was reflected in the appropriate locations.
d)	Additional RESPA/Regulation X Disclosures and Requirements (§1024.6, 15, 17, 20, and 33):
i)	confirm the presence of the Servicing Disclosure Statement form in the mortgage loan file;
ii)	verify the Servicing Disclosure Statement was provided to the borrower(s) within three (3) business days of application;
iii)	confirm the presence of the Special Information Booklet in the mortgage loan file or that the mortgage loan file contains documentary evidence that the disclosure was provided to the borrower;
iv)	confirm the Special Information Booklet was provided within three (3) business days of application;
v)	confirm the presence of the Affiliated Business Arrangement Disclosure in the mortgage loan file in the event the lender has affiliated business arrangements;
vi)	confirm the Affiliated Business Arrangement Disclosure was provided no later than three (3) business days of application;
vii)	confirm the Affiliated Business Arrangement Disclosure is executed; and

viii)	confirm the presence of the Initial Escrow Disclosure Statement in the mortgage loan file and proper timing;
ix)	confirm that the creditor provided the borrower a list of homeownership counselling organizations within three (3) business days of application; and
x)	confirm that the list of homeownership counselling organizations was obtained no earlier than 30 days prior to when the list was provided to the mortgage loan applicant.

(III) Sections 1098 and 1100A of Dodd-Frank amending TILA and RESPA, as implemented by Regulation Z, 12 C.F.R. Part 1026, as set forth below (applicable only for mortgage loans with application dates on or after October 3, 2015):

a)	Loan Estimate (LE) (§§1026.19 and 37):
i)	confirm the presence of LE for applications on or after October 3, 2015;
ii)	confirm the initial LE date indicates it was delivered or placed in the mail within three (3) business days of application;
iii)	confirm that certain sections of each LE determined to carry assignee liability were accurately completed and that information was reflected in the appropriate locations, which, in certain instances, was based solely on the information disclosed on the LE;
iv)	confirm the initial LE was delivered or placed in the mail not later than seven (7) business days prior to consummation of the transaction, or such period was waived due to a bona fide financial emergency;
v)	confirm that any written estimate of terms or costs provided prior to receipt of a LE contained the required disclosures;
vi)	confirm that each revised LE is accompanied by valid written documentation explaining the reason for re-disclosure to allow for fee increases based on a valid change of circumstance and was timely provided within 3 business days of issuance;
vii)	confirm the presence and timely provision of a settlement service provider list (when consumer is given the opportunity to shop for services);
viii)	confirm borrower received LE not later than four (4) business days prior to consummation; and
ix)	confirm LE was not provided to the borrower on or after the date of the CD.
b)	Closing Disclosure (CD) (§§1026.19 and 38):
i)	confirm the presence of CD for applications on or after October 3, 2015;
ii)	confirm the borrower received CD at least three (3) business days prior to consummation, or that such period was waived due to a bona fide financial emergency;
iii)	confirm that certain sections of each CD determined to carry assignee liability were accurately completed and that information was reflected in the appropriate locations, which, in certain instances, was based solely on the information disclosed on the CD;
iv)	confirm that a revised CD was received in a timely manner if the initial or any revised CD became inaccurate;
v)	identify tolerance violations based on the charges disclosed on the initial and interim LE’s, initial CD, and reflected on the final CD;
vi)	with respect to tolerance violations based on the disclosed charges on the LE and CD, confirm that the creditor cured the violations no later than 60 days after consummation, or within 60 days of discovery; and
vii)	with respect to applicable exception remediation measures for numerical exceptions, confirm that a letter of explanation, as well as a refund as applicable, was delivered or placed in the mail no later than 60 days after discovery of the exception establishing the need for a revised CD or with respect to exception remediation measures for non-numerical exceptions, that a corrected CD was delivered or placed in the mail no later than 60 days after consummation. (In an attempt to establish a best practices approach to pre-securitization due diligence, as it applies to TILA RESPA Integrated Disclosure testing, the Structured Finance Industry Group (“SFIG”) has a working group that consists of industry participants including third party review providers and law firms who agreed to a standardized approach to remediation considerations. This approach is intended to be based on a reasoned legal analysis that expressly assumes that courts will interpret TRID in accordance with the principals of liability set forth in the letter to the MBA from Richard Cordray, the Director of the CFPB. No assurances can be provided that the courts in question will interpret TRID in accordance with the SFIG Compliance Review Scope.)
c)	Your Home Loan Toolkit (§1026.19):
i)	confirm the presence of Your Home Loan Toolkit in the mortgage loan file or that the mortgage loan file contains documentary evidence that the disclosure was provided to the borrower; and

ii)	confirm Your Home Loan Toolkit was delivered or placed in the mail not later than three (3) business days after receipt of application.

(IV) Sections 1411 and 1412 of the Dodd-Frank Wall Street Reform and Consumer Protection Act (“Dodd-Frank”) amending TILA, as implemented by Regulation Z, 12 C.F.R. 1026.43, as set forth below:

a)	The general Ability to Repay (ATR) underwriting standards (12 C.F.R. 1026.43(c));
b)	Refinancing of non-standard mortgages (12 C.F.R. 1026.43(d));
c)	Qualified Mortgages (QM) (12 C.F.R. 1026.43(e) (including qualified mortgages as separately defined by the Department of Housing and Urban Development (24 C.F.R. 201 and 203 et seq.), and the Department of Veterans Affairs (38 C.F.R. Part 36 et seq.); and
d)	Balloon-payment qualified mortgages made by certain creditors (12 C.F.R. 1026.43(f)).

RRR reviews applicable mortgage loans for compliance with the ATR and QM rule requirements based upon each mortgage loan’s originator designation (Safe Harbor QM, Higher-priced QM, Temporary SHQM, Temporary HPQM, Non-QM, Exempt from ATR). RRR determines the mortgage loan’s status under the ATR or QM rule requirements and assigns a due diligence mortgage loan designation. Generally, RRR notes as a material exception if the due diligence findings do not confirm the originator’s mortgage loan designation. Additionally, RRR notes if an originator mortgage loan designation was not provided.

Qualified Mortgage

With respect to QM (Safe Harbor and Higher-priced) designated mortgage loans, RRR reviews the mortgage loan to determine whether, based on available information in the mortgage loan file: (i) the mortgage loan contains risky mortgage loan features and terms (e.g. an interest only feature or negative amortization), (ii) the “points and fees” exceed the applicable QM threshold, (iii) the monthly payment was calculated appropriately, (iv) the creditor considered and verified income or assets at or before consummation, (v) the creditor appropriately considered debt obligations, alimony and child support, and (vi) at the time of consummation, if the debt-to-income ratio exceeds 43% (calculated in accordance with Appendix Q to Regulation Z). This portion of the Review includes a recalculation of all income and liabilities with attention to the appropriate documentation of each source.

If a mortgage loan was designated as QM and identified as eligible for guarantee, purchase, or insurance by an applicable agency as permitted under the QM final rule, RRR reviews the mortgage loan to determine whether, based on available information in the mortgage loan file, if the mortgage loan satisfied (i), (ii) and (iii) in the preceding paragraph. In addition, RRR reviews the Automated Underwriting System output within the file to confirm agency eligibility.

For each QM designated mortgage loan that satisfied the applicable requirements enumerated above, RRR then determines whether the mortgage loan is a Safe Harbor QM or Higher Priced QM by comparing the mortgage loan’s actual annual percentage rate, as recalculated, to the applicable average prime offer rate plus a certain applicable percentage. The Review also includes determining, as applicable, whether a mortgage loan is a qualified mortgage as defined by the Department of Housing and Urban Development (24 C.F.R. 201 and 203 et seq.), and the Department of Veterans Affairs (38 C.F.R. Part 36 et seq.).

For each QM designated mortgage loan that does not satisfy the applicable requirements enumerated above, RRR then determines whether the mortgage loan complies with the ATR rule consideration and verification requirements and provides a due diligence designation of Non-QM compliant or non-compliant.

General Ability to Repay

RRR reviews the mortgage loan to determine whether, based on available information in the mortgage loan file, the creditor considered, as applicable, the following eight underwriting factors, and verified such information using reasonably reliable third-party records, at or before consummation: (i) the consumer's current or reasonably expected income or assets, (ii) if the creditor relied on income from the consumer's employment in determining repayment ability (the consumer's current employment status); (iii) the consumer's monthly payment; (iv) the consumer's monthly payment on any simultaneous loan that the creditor knows or has reason to know will be made; (v) the consumer's monthly payment for mortgage-related obligations; (vi) the consumer's current debt obligations, alimony, and child support; (vii) the consumer's monthly debt-to-income ratio or residual income; and (viii) the consumer's credit history. This portion of the Review also focuses on full recalculation of income and debts, as well as the documentation provided to support each item used in originator’s determination of the ability to repay.

RRR reviews mortgage loans to determine their conformity with the ATR/QM factors above, and is not rendering an independent assessment or opinion, warranting or representing that a mortgage loan will be deemed to conform to Safe Harbor, Rebuttable Presumption, ATR or other status based on any additional or revised factors that may be considered by legislative, regulatory, administrative or judicial authorities (“Authorities”). RRR does not represent or warrant that the factors for which it is reviewing the mortgage loans constitute all of the factors and/or criteria that Authorities may consider in determining the status of a mortgage loan. RRR’s review is based on information contained in the mortgage loan file at the time it is provided to RRR to review, and only reflects information as of that point in time.

(V)	The Equal Credit Opportunity Act, as implemented by Regulation B, 12 C.F.R. Part 1002, as set forth below:
a)	Providing Appraisals and Other Valuations (12 C.F.R. 1002.14):
i)	timing and content of the right to receive copy of appraisal disclosure;
ii)	charging of a fee for a copy of the appraisal or other written valuation;
iii)	timing of creditor providing a copy of each appraisal or other written valuation; and
iv)	with respect to a borrower that has waived the three (3) business day disclosure requirement, confirm that (a) the borrower has signed the waiver or other acknowledgment at least three (3) business days prior to consummation; and (b) that the lender has provided copies of appraisals and other written valuations at or prior to consummation.

(VI) The disclosure requirements and prohibitions of Section 50(a)(6), Article XVI of the Texas Constitution and associated regulations.

(VII) The disclosure requirements and prohibitions of state, county and municipal laws and ordinances with respect to “high-cost” mortgage loans, “covered” mortgage loans, “higher-priced” mortgage loans, “home” mortgage loans or any other similarly designated mortgage loan as defined under such authorities, or subject to any other laws that were enacted to combat predatory lending, as may have been amended from time to time.

(VIII) Federal and state specific late charge and prepayment penalty provisions.

(XI) Document Review

RRR reviewed each mortgage loan file and verified if the following documents, if applicable, were included in the file and if the data on these documents was consistent (where applicable):

●	Mortgage/Deed of Trust.
●	Note.
●	Certain other disclosures related to the enumerated tests set forth herein.

(8) Other: review and methodology.

PAY HISTORY REVIEW: RRR reviewed up to 36 months of cash flow history to capture the posted monthly P&I payments and due dates at each month end.

SERVICING COMMENT REVIEW: RRR reviewed the servicer comment history to summarize servicing activity included in the notes such as borrower contact, loss mitigation activity (modifications, short sales, repayment plans etc.), foreclosure/bankruptcy activity and/or potential adverse title or property conditions.

TITLE/TAX/LIEN REVIEW: RRR engaged Stewart Title to provide title search reports to confirm the mortgage lien position, current title vesting and identify potential tax and other lien issues. In reviewing these reports, the following information was analyzed:

1.	Address Variation

2.	Applicant in Title

3.	No Open Mortgage

4.	Delinquent/Unpaid Taxes

5.	Other Priority Liens

6.	HOA/Muni Liens

7.	Federal/State Tax Liens

8.	Whether Subject mortgage was in 1st Lien Position

9.	Whether the Subject mortgage was found of record

10.	Whether Subject mortgage has been foreclosed

11.	Potential Assignment Chain issues

12.	Identification of mortgages in Super Lien States

SUMMARY OF FINDINGS & CONCLUSIONS OF REVIEW

The NRSRO criteria referenced for this report and utilized for grading descriptions is based upon the requirements of the NRSROs listed in the Form ABS Due Diligence-15E.

COMPLIANCE RESULTS SUMMARY

Loans subject to a compliance review, 11% of loans received an “A” or “B” compliance grade, 48% of loans received a compliance grade of “C” and 41% of loans received a compliance grade of “D.” The resulting Compliance Grades for the mortgage loans are as follows:

NRSRO Grade	Loan Count	Loan Count %
A/ RA	2	0.17%
B/ RB	125	10.92%
C/ RC	549	47.95%
D/ RD	469	40.96%

Finding	Loan Count
Affiliated RESPA Business Disclosure in File is Not Provided	917
Affiliated RESPA Business Disclosure not provided within 3 days of Application Date	92
ARM Disclosure is Missing	104
ARM Disclosure Not Provided Within 3 Days of Application Date	59
Borrower 1 eConsent Documentation is missing	2
Broker Fees Test	1
CHARM Booklet is Missing	37
CHARM Booklet Not Provided Within 3 Days of Application Date	1
CO Tangible Net Benefit Disclosure is Missing	4
CT First Lien Prepaid Finance Charge Test	1
CT Nonprime Home Loan Test	1
DC Discount Fee Test	1
DC Origination Fee Test	1
DE Broker Fees Test	1
DE Credit Report Fee Test	1
Disclosed APR High-Cost Threshold Exception Test	1
Document Preparation Fee Test	2
ECOA Primary Appraisal is Missing	1
Escrow Waiver is Missing	455
Escrow Waiver is Not Executed	2

Finding	Loan Count
Escrow Waiver is Partially Provided	1
FCRA Negative Information Disclosure is Missing	774
Final HUD-1 Document is Missing	131
GA Tangible Net Benefit Disclosure is Missing	2
Grace Period Test	3
Higher-Priced Mortgage Loan Test	1
HOEPA Higher-Priced Mortgage Loan Prepayment Term Test	1
HOEPA Higher-Priced Mortgage Loan Test	15
IL Chicago Threshold Loan Points and Fees Test	3
IL Cook County Threshold Loan Points and Fees Test	3
IL HRHLA High Risk Home Loan APR Threshold Test	1
IL HRHLA High Risk Home Loan Grace Period Test	1
Illinois (IL) Statement of Borrower's Benefit is Missing	5
Incorrect RTC Model Form Used (S-1)	10
Incorrect RTC Model Form Used (S-2)	6
Incorrect RTC Model Form Used (S-3)	11
Initial TIL Disclosure Date Test	3
Interest Rate Test	38
Late Fees Test	15
Lender Fees Test	8
Loan Origination Fee Test	3
MD Prohibited Secondary Mortgage Loans Fees Test	3
MI Borrower Bill of Rights Disclosure is Missing	11
MI Consumer Caution and Home Owner Counseling Notice is Missing	11
Missing Credit Score Disclosure (FACTA)	616
Missing evidence of rate lock	93
Missing Final TIL	145
Missing Initial Escrow Disclosure	234
Missing Initial Good Faith Estimate	2
Missing Initial TIL	1
Missing Tangible Net Benefit Disclosure	2
Mortgage Insurance Cert Missing	64
NC Bona Fide Discount Points Test	4
NC Rate Spread Home Loan Test	8
NJ First Lien Prohibited Fees Test	23
NJ HOSA 2004 Home Loan Grace Period Test	1
Non-Borrower Title Holder Did Not Receive Right of Rescission Form	1
Not all borrowers signed TIL	2
Notice to Applicant of Right to Receive Copy of Appraisal Report is Missing.	2

Finding	Loan Count
Notice to Applicant of Right to Receive Copy of Appraisal Report is not provided within 3 days of Application Date.	1
NY Subprime Home Loan Test	1
OK HOEPA Higher-Priced Mortgage Loan Test	1
Origination Fee Test	2
PA Broker Prohibited Fees Test	5
Prepayment Term Test	33
Privacy Notice is Missing	23
Prohibited Fees Test	18
RESPA GFE Disclosure Date Test	1
RI HLPA-1 Form (Prohibited Acts and Practices Disclosure) is Missing	3
RI HLPA-2 Form (Prohibited Acts and Practices Disclosure High Cost Home Loans) is Missing	3
RI HLPA-3 Form (Tangible Net Benefit Disclosure) is Missing	2
Right of Rescission is Missing	121
Right of Rescission is Not Executed	1
Right of Rescission is Partially Provided	2
Right to Cancel disclosure reflects a Transaction Date & Signature Date that do not match	8
Right to Cancel disclosure reflects inaccurate date information	4
Right to Choose Attorney or Attorney Preference is Missing	109
SC Attorney and Insurance Preference Disclosure Missing	23
SC Consumer Complaint Disclosure is Missing	17
SC Mortgage Broker Fee Agreement is Missing	3
Servicing Disclosure Statement is Missing	490
Special Information Booklet/ Home Loan Toolkit documentation is Missing from file	225
Tax Service Fee Test	2
The Initial 1003 is Missing	404
The Note is Missing	7
The Note is Not Executed	1
TILA APR Test	27
TILA Finance Charge Test	104
TILA Foreclosure Rescission Finance Charge Test	98
TILA Right of Rescission Test	154
TN Brokerage/Finder Fee Test	16
TX 50(a)(6) Testing Failure: Acknowledgement of Fair Market Value Disclosure is Missing	2
TX 50(a)(6) Testing Failure: Closing Date is Not at least 12 days from Initial Application Date or Notice Concerning Extension of Credit Disclosure Date	1
TX 50(a)(6) Testing Failure: Copy of Loan Application Provided One Day Prior to Close is Missing	12
TX 50(a)(6) Testing Failure: Note and Security Instrument Not Completed on FNMA or FHLMC Paper	12
TX 50(a)(6) Testing Failure: Notice Concerning Extension of Credit Disclosure is Missing	2
TX 50(a)(6) Testing Failure: Receipt of Copies of All Loan Documents Disclosure is Missing	9

Finding	Loan Count
TX 50(a)(6) Testing Failure: Receipt of Points and Fees to be Paid on Subject Transaction Provided One Day Prior to Close is Missing	3
TX 50(a)(6) Testing Failure: T-42 or T42.1 Title Endorsement in File is Missing	2
TX Constitution A6 Required Fees Test	8
TX Constitution A6 Total Indebtedness Test	2
Unable to Determine Compliance	201
Unable to determine NORTC Form type compliance	110
VA SB 797 High Risk Mortgage Loan Points and Fees Threshold Test	1
Vermont Mortgage Lender License Prohibited Fees Test	1
WV Fees, Compensation, and Points Test	1
Grand Total	6,218

DATA INTEGRITY REVIEW RESULTS SUMMARY

For the 1,149 Loans for which RRR performed the Review at the time of acquisition, RRR verified data field variances across 15 unique data fields. The following table is based only on the 1,149 Loans. Some Loans may have exhibited multiple variances which, in some cases, may have resulted from blank data in a submitted data tape. A summary is provided below:

Field Label	Loans With Discrepancy	Total Times Compared	% Variance
B1FirstName	6	1146	0.52%
B1LastName	9	1146	0.79%
B2FirstName	1	530	0.19%
B2LastName	2	530	0.38%
FirstPaymentDate	197	1139	17.30%
LoanAmount	65	1145	5.68%
LoanPurpose	680	1146	59.34%
MaturityDate	948	1138	83.30%
NoteDate	48	1139	4.21%
NoteType	286	1139	25.11%
Occupancy	37	1146	3.23%
PropertyAddress	16	1146	1.40%
PropertyCity	7	1145	0.61%
PropertyState	0	1146	0%
PropertyType	139	1146	12.13%
PropertyZipCode	12	1146	1.05%

PAY HISTORY REVIEW

RRRM reviewed 536 mortgage loans to capture the posted payment data and reported it to our client in the “ATLX 2024-RPL1_Cashflow_R_20240813.xlsx” file.

The results of this review are:

●	Per MBA methodology, 473 loans were current, and 63 loans were delinquent 30 days or more as of 4/30/2024.

SERVICING COMMENT REVIEW

RRR reviewed 536 loans and reported any pertinent information based on comment history. The tables below summarize the results of the servicing comment review.

EV2 Exceptions (9.5%)	# Exceptions
Deceased Borrower(s) - Heir/SII identified or Coborrower is the deceased	22
Fire - No claim filed, or non/monitored claim or claim closed	1
Storm Damage - No claim filed, or non/monitored claim or claim closed	5
Water Damage - No claim filed, or non/monitored claim or claim closed	3
Structural Damage - No claim filed, or non/monitored claim or claim closed	1
Incomplete Construction/Remodel	2
Roof Damage - No claim filed, or non/monitored claim or claim closed	1
Unverified - Damage noted, but unable to verify extent of damage	16

EV3 Exceptions (3.5%)	# Exceptions
Bankruptcy - Multiple Bankruptcy Filings	11
Property Damage - Structural - No evidence of resolution	1
Property Damage - Other Natural Causes - No evidence of resolution	1
Loan has evidence of title issue(s)	6

Condition Flag	Count
None	506
Unverified	16
Storm Damage	5
Water Damage	3
Structural Damage	2
Incomplete Construction/Remodel	2
Fire	1
Roof Damage	1
Grand Total	536

TITLE REVIEW SUMMARY (3,598 Mortgage Loans)

As part of the due diligence services, the Client provided RRR with identifying data on 3,599 mortgage loans. Based on the scope of review set forth herein, the critical findings are summarized as follows:

●	220 loans had address variations.

●	475 loans showed applicant was not on title.

●	4 loans showed no mortgage found.

●	744 loans had delinquent or unpaid taxes.

●	22 loans had liens other than HOA or municipal prior to mortgage.

●	141 loans had municipal liens.

●	64 loans had HOA liens.

●	120 loans had federal tax liens.

●	122 loans had state tax liens.

●	233 loans showed Subject mortgage not found in first lien position.

●	50 loans showed Subject mortgage as being foreclosed.

●	25 loans showed subject mortgage not found.

●	0 loans had potential assignment chain issues.

●	1756 loans in a super lien state.

ADDITIONAL MORTGAGE LOAN POPULATION SUMMARY

The % of Loans totals may not add to 100% due to rounding.

Property Type[1]	Loan Count	% of Loan Count
Single Family Residence	3,228	89.72%
Condominium	130	3.61%
PUD	16	0.44%
COOP	3	0.08%
1 Family Attached	32	0.89%
2 Family	14	0.39%
MULTI FAMILY	75	2.08%
Other	100	2.78%
Grand Total	3,598	100%

1Property type is derived from title reports.

Lien Position[2]	Loan Count	% of Loan Count
1	3,364	93.50%
2	208	5.78%
3	19	0.53%
4	5	0.14%
5	2	0.06%
Grand Total	3,598	100%

2Lien position is derived from title reports.